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                              ING SERIES FUND, INC.
                       ING Growth and Income Fund ("Fund")

                         Supplement Dated August 7, 2006
              to the Class A, Class B, Class C, Class I and Class R
                   Statement of Additional Information ("SAI")
                            dated September 30, 2005

Effective August 14, 2006, the principal investment strategies for the Fund have been revised to allow the Fund to invest up to 30% of its net assets in put and call options. Accordingly, the Fund's non-fundamental investment restrictions have been revised.

The Fund's Class A, Class B, Class C, Class I and Class R SAI is revised as follows:

     1. The first sentence of Footnote 7, found on page 11, to the table under the section entitled "Investment Techniques and Risk Factors" which begins on page 8, is deleted in its entirety and replaced with the following:

               (7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments, except that ING Growth and Income Fund is not subject to this limitation with respect to the purchase or sale of put and call options on securities.

     2. Footnote 9 found on page 11, to the table under the section entitled "Investment Techniques and Risk Factors" which begins on page 8, is deleted in its entirety and replaced with the following:

               (9) Each Fund, except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. Except for ING Growth and Income Fund, no Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. Except for ING Growth and Income Fund, a Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Fund may purchase put options when ING IM believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

     PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE